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                                                                    EXHIBIT 10.2


                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT is made and entered into this 1st day of July, 2000 by and between PETSVETSANDYOU.COM, INC., a Florida corporation (the "Company") and NAN BOSS, D.V.M. ("Grantee").

                                   WITNESSETH:

         WHEREAS, the Company and Grantee, concurrently with the execution hereof, have entered into a Content License Agreement (the "License Agreement") pursuant to which Grantee is providing to the Company certain textual, graphic and other content for the Company's Web site pursuant to the terms of such agreement; and

         WHEREAS, as consideration for entering into such Content License Agreement and the performance by Grantee of his/her obligations thereunder, the parties desire to enter into this Agreement pursuant to which the Company will provide to Grantee options to purchase shares of the Class A Common Stock of the Company.

                                   AGREEMENT:

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree and follows:

         1. GRANT OF OPTION. Subject to the provisions set forth herein, and in consideration of the representations, warranties, covenants and agreements of Grantee herein provided, the Company hereby grants to the Grantee an option ("Option") to purchase from the Company up to a maximum of 15,000 shares (the "Option Shares") of the $.001 par value Class A Common Stock of the Company (the "Common Stock") under the terms of award, purchase price, vesting schedule and other terms as set forth hereinbelow. At the time of exercise of the Option, payment of the purchase price must be made in cash or, if the Company in its discretion agrees to so accept then, by delivery to the Company of other Common Stock owned by the Grantee valued at its fair market value on the date of exercise, or in some combination of cash and such Common Stock so valued, or such other methods of payment authorized by the Company's board of directors ("Board of Directors"). Upon the exercise of the Option, the Company shall have the right to withhold or have the Grantee remit to the Company, in any such manner or combination of manners as it determines in its discretion, an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery by the Company of any certificate for shares of Common Stock.

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         2. OTHER TERMS OF AWARD AND OPTION.

            (a) No award shall be effective or valid without and except upon the execution and delivery by Grantee to the Company of this Agreement. The Option granted hereunder shall be a non-qualified stock option (i.e., non-statutory and not subject to the provisions of Section 422 of the Internal Revenue Code).

            (b) The exercise price per share for the Option Shares shall be ONE AND 04/100 DOLLARS ($1.04) per share.

            (c) The Option granted hereunder shall vest as follows: 1000 shares shall vest immediately as of the date of execution of this Agreement (the "Effective Date") and, thereafter, the remaining portion of the Option shall vest at the rate of 1,000 shares per month for the fourteen consecutive months immediately succeeding the Effective Date as long as the License Agreement is in effect; provided, however, that if the License Agreement is terminated for any reason, the portion of the Option not vested at that time shall be deemed immediately terminated and canceled.

            (d) To the extent vested at any time, the Option may be exercised, in whole or in part.

            (e) In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares of any outstanding Options.

            (f) The Option, to the extent not exercised prior thereto, shall terminate and be deemed canceled upon the fifth (5th) anniversary of this Agreement without notice or further action by the Company.

         3. CERTAIN CONDITIONS TO EXERCISE. The exercise of the Option is conditioned upon the acceptance by Grantee of the terms of the grant as evidenced by Grantee's execution of this Agreement, and the return of an executed copy of this Agreement and the Notice of Exercise set forth on EXHIBIT "A" to the Secretary of the Company pursuant to Section 5 hereunder. Exercise of the Option may, in the sole discretion of the Board of Directors, also be conditioned upon Grantee's execution and delivery to the Company of (i) a stock purchase agreement between the Grantee and the Company, which agreement shall contain certain reasonable substantive provisions and customary representations, warranties and covenants by the Grantee, and/or (ii) a shareholder buy/sell agreement which may, among other things, place restrictions on the Grantee's right to assign, sell, devise, bequeath, pledge, transfer or otherwise dispose of the acquired Common Stock.

         4. DEATH. In the event of Grantee's death, Grantee's estate shall have a period of ninety (90) days from the date of such occurrence to exercise the Option, either in part or in full. At the


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end of such ninety (90) day period, all unexercised Options shall immediately be canceled and terminate without notice or any further action on the part of the Company.

         5. NOTICE OF EXERCISE. Written notice of an election to exercise any of the Options (such notice of exercise to be substantially in the form of EXHIBIT "A" hereto) shall be given by Grantee, or Grantee's personal representative in the event of Grantee's death, (i) by delivering such notice and a copy of this Agreement to the principal executive offices of the Company no later than ten
(10) days prior to the intended exercise date, or (ii) by mailing such notice and a copy of this Agreement, postage prepaid, addressed to the Secretary of the Company at the principal executive offices of the Company postmarked at least ten (10) business days prior to the intended exercise date. Such notice shall only be effective if accompanied by payment in full (in form provided for in Section 1 above) for the Option Shares being purchased as set forth in the notice of exercise.

         6. TRANSFERABILITY. During the lifetime of Grantee, the Option may be exercised only by Grantee and may not be transferred in any manner other than by will or the applicable laws of descent or distribution. The Option shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with the terms set forth herein, shall be void and of no effect. Notwithstanding the foregoing, the Option may be transferred to the spouse or lineal descendant of Grantee, to the trustee of a trust for the primary benefit of a spouse or lineal descendent or to a partnership in which the spouse and lineal descendants are the only partners. Such transferee shall be subject to all of the terms and provisions of this Agreement.

         7. NO SHAREHOLDER RIGHTS OR RIGHTS TO EMPLOYMENT. Neither Grantee nor any other person entitled to exercise the Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares of Common Stock issuable on exercise of the Option, unless and until the purchase price for such shares shall have been paid in full and such purchase is recorded on the books of the Company by the Secretary of the Company. Further, the granting of this Option shall not be deemed to grant or create any right or entitlement to Grantee of current or future engagement or employment by the Company or any of its affiliates.

         8. DELIVERY AND CANCELLATION OF AGREEMENT. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. If the Option shall be exercised in part, or a change in the number or designation of the Option Shares shall be made, this Agreement shall be delivered by Grantee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Option Shares.

         9. GOVERNING LAW. The Option and this Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Florida.


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         10. LEGENDED SHARES. Grantee understands and acknowledges that the certificates representing any shares of Common Stock purchased by Grantee regarding the Option being granted hereunder, may have a legend placed on such certificates indicating that the shares represented by such certificates are subject to certain restrictions imposed under Federal and state securities laws, as well as by the Company and its shareholders pursuant to formal agreement.

         11. GRANTEE REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS. The Grantee covenants and agrees that he is acquiring the Option upon and subject to the express condition that Grantee's subsequent purchase of any shares of Common Stock upon exercise thereof will be made for investment purposes only and not with a view to the resale or distribution of such shares unless the same, at the time of their issuance and delivery, shall be registered under the Securities Act of 1933, as amended (the "1933 Act"), or alternatively, at some time following such acquisition, their resale is determined by counsel for the Company, in its sole discretion, to be exempt from registration requirements of the 1933 Act and of any applicable securities law, regulation or filing. The Grantee is aware that (i) the Company has not registered any class of its securities under Federal or state securities laws, (ii) the Company is under no obligations, and Grantee has no right to require the Company, to register any of the Option Shares that may be acquired by Grantee pursuant to the Option, (iii) the Option Shares may be subject to certain restrictions pursuant to a formal agreement by the Company and one or more of its shareholders, including Grantee, and (iv) accordingly, no market exists for the resale of such shares to the public, it is possible that no market will exist for such shares, and the Grantee should consider the Option Shares to be illiquid.

         12. MISCELLANEOUS.

            (a) ENTIRE AGREEMENT. This Agreement, including all exhibits and schedules referenced herein and attached hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matters hereof, and supersedes all negotiations, preliminary agreements, and all prior and contemporaneous discussions and understandings of the parties in connection with the subject matters hereof.

            (b) AMENDMENTS. No change, modification or termination of any of the terms, provisions, or conditions of this Agreement shall be effective unless made in writing and signed or initialed by all parties hereto, their successors and assigns.

            (c) SEPARABILITY. If any paragraph, subparagraph or other provision of this Agreement, or the application of such paragraph, subparagraph or provision, is held invalid, then the remainder of the Agreement, and the application of such paragraph, subparagraph or provision to person or circumstances other than those with respect to which it is held invalid, shall not be affected thereby.


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            (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, personal representatives, heirs and assigns.

            (e) SURVIVABILITY. The rights, responsibilities, duties, representations and warranties of the parties hereto, and the covenants and agreements herein contained, shall survive any closing and the execution hereof, and shall continue to bind the parties hereto, and shall continue in full force and effect until each and every obligation of the parties hereto pursuant to this Agreement and any document or agreement incorporated herein by reference shall have been fully performed.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                                        PETSVETSANDYOU.COM, INC.


                                        By: /s/ Neil Colby
---------------------------                ------------------------------------
[Date]                                          Neil Colby

                                        Its: Vice President and Director
                                            -----------------------------------

                                                        "Company"

                                        /s/ Nan Boss, D.V.M.
---------------------------             ---------------------------------------
[Date]                                      NAN BOSS, D.V.M.

                                                        "Grantee"


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                                    EXHIBIT A

                            PETSVETSANDYOU.COM, INC.
                       NOTICE OF EXERCISE OF STOCK OPTION


TO:      PETSVETSANDYOU.COM, INC.
         10919 North Dale Mabry Highway, Suite 100
         Tampa, Florida  33618

         Attention:  Corporate Secretary


         The undersigned hereby irrevocably elects to exercise certain of the purchase rights granted under the Stock Option Agreement dated as of _______________ (the "Option Agreement") and the subsequent Notice of Grant dated as of ___________________, between PetsVetsandYou.com, Inc. (the "Company") and the undersigned ("Grantee"). The undersigned Grantee hereby exercises his/her right to purchase _______________________ (______) shares of the Common Stock of the Company, and herewith makes full payment of ______________________________________________ Dollars ($__________________)
therefor.


DATED:
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                                       Signature


                                       Name:
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                                       Address:
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